                          RETAINED SHAREHOLDER JOINDER

                  By execution of this Retained Shareholder Joinder, the undersigned agrees to become a party to that certain Shareholders' Agreement dated as of May 17, 1999, among Greenfield Online, Inc., a Connecticut corporation, and its shareholders. The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Retained Shareholder.

                  Upon the effective date of a Sale of the Company, Mr. Nadilo shall be entitled to designate as Qualifying Retained Shareholder Shares (in addition to those Retained Shareholder Shares which as of such date constitute Qualifying Retained Shareholder Shares) such additional Retained Shareholder Shares equal to, with respect to any Retained Shareholder Shares acquired on any Retained Shares Acquisition Date, that number of Qualifying Retained Shareholder Shares that would result in his total number of Qualifying Retained Shareholder Shares held (including Retained Shareholder Shares which as of such date constitute Qualifying Retained Shareholder Shares) being equal to 75% of the number of Retained Shareholder Shares acquired on such Retained Shares Acquisition Date. This option shall not be exercisable with respect to any Retained Shareholder Shares in the event that the effective date of the Sale of the Company occurs on or after the third anniversary of such Retained Shares Acquisition Date.



Name:  Rudy Nadilo

Address for                                with copies
Notices:                                   to:

1 Riverview Drive                          Jonathan A. Flatow
Norwalk, CT  06850                         Wake, See, Dimes & Bryniczka
                                           27 Imperial Ave.
                                           Westport, CT  06880


                                           Signature:  /s/  Rudy Nadilo
                                                     ---------------------------

                                           Date:       5/17/99
                                                     ---------------------------

                          RETAINED SHAREHOLDER JOINDER

                  By execution of this Retained Shareholder Joinder, the undersigned agrees to become a party to that certain Shareholders' Agreement dated as of May 17, 1999, among Greenfield Online, Inc., a Connecticut corporation, and its shareholders. The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Retained Shareholder.

                  Upon the effective date of a Sale of the Company, Mr. Davis shall be entitled to designate as Qualifying Retained Shareholder Shares (in addition to those Retained Shareholder Shares which as of such date constitute Qualifying Retained Shareholder Shares) such additional Retained Shareholder Shares equal to 50% of the Non-Qualifying Retained Shareholder Shares held by him on such date.



Name:  Hugh Davis

Address for                                with copies
Notices:                                   to:

PO Box 3028                                Suzanne B. Albani
Westport, CT  06880                        Levett, Rockwood & Sanders
                                           33 Riverside Avenue
                                           Wesport, CT 06881



                                           Signature:     /s/ Hugh Davis
                                                     ---------------------------

                                           Date:          5/17/99
                                                     ---------------------------



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